                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                  CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): September 15, 2005 (September 15, 2005)

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                            CAPITAL PROPERTIES, INC.

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              (Exact name of registrant as specified in its charter)

                                  Rhode Island

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                  (State or other jurisdiction of incorporation)

0-9380                                                                  05-0386287
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 (Commission File Number)                        (IRS Employer Identification Number)

              100 Dexter Road, East Providence, Rhode Island 02914
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                     (Address of principal executive offices)

                                 (401) 435-7171
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               (Registrant's telephone number, including area code)

                                       N/A
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           (Former name or former address, if changed since last report)

ITEM 5.02(B). DEPARTURE OF DIRECTOR

     On September 15, 2005,  Harold J. Harris  resigned as a member of the Board of Directors of Capital Properties,  Inc. (the "Registrant").  Mr. Harris served on the Board of Directors of the  Registrant  since 1995 and was a member of the
Registrant's Audit Committee and Compensation Committee.

ITEM 9.01. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

None.

SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL PROPERTIES, INC.

By:      /s/ Ronald P. Chrzanowski
        _________________________________
             Ronald P. Chrzanowski, President

Date:  September 15, 2005